                                                                       EXHIBIT 2

                           AGREEMENT REGARDING JOINT FILING

     Pursuant to Securities and Exchange Commission Regulation 240.13d-1(k)(1), the undersigned persons agree that a statement may be filed on behalf of each of the undersigned persons by CFE, Inc. with respect to the Common Stock, par value $.01 per share, and the Series C Convertible Preferred Stock, par value $.01 per share, issued by Kaynar Technologies Inc. Further, each of the undersigned agrees that CFE, Inc., by any of its duly elected officers, shall be authorized to sign from time to time on behalf of the undersigned, any amendments to this Schedule 13D or any statements on
Schedule 13G relating to Kaynar Technologies Inc. which may be necessary or appropriate from time to time.

Dated: June 26, 1998
                                       CFE, INC.
                                        a Delaware corporation


                                       By:  /s/  Michael A. Gaudino
                                          ------------------------------
                                            Michael A. Gaudino
                                            President:

                                       GENERAL ELECTRIC CAPITAL CORPORATION
                                        a New York corporation


                                       By:  /s/  Michael A. Gaudino
                                          ------------------------------
                                            Michael A. Gaudino
                                            Vice President

                                       GENERAL ELECTRIC CAPITAL SERVICES, INC.
                                        a Delaware corporation


                                       By:  /s/  Nancy E. Barton
                                          ------------------------------
                                            Nancy E. Barton
                                            Senior Vice President

                                            GENERAL ELECTRIC COMPANY
                                             a New York corporation


                                       By:  /s/  Michael A. Gaudino
                                          ------------------------------
                                            Michael A. Gaudino
                                            Executive Officer

                             SCHEDULE I TO SCHEDULE 13D

                                      CFE, INC.
                           DIRECTORS AND EXECUTIVE OFFICERS

-------------------------------------------------------------------------------
                              PRESENT                        PRESENT
       NAME               BUSINESS ADDRESS            PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                    DIRECTORS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Michael A. Gaudino     201 High Ridge Road         Director
                        Stamford, CT  06927
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                    OFFICERS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Michael A. Gaudino     201 High Ridge Road         President
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 J. Gordon Smith        201 High Ridge Road         Vice President
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Peter C. Keenoy        201 High Ridge Road         Vice President
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Murry K. Stegelmann    201 High Ridge Road         Vice President
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Preston H. Abbott      201 High Ridge Road         Vice President and
                        Stamford, CT  06927         Secretary
-------------------------------------------------------------------------------
 Jeffrey L. Hyde        201 High Ridge Road         Vice President - Taxes
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Joseph T. Cassidy      201 High Ridge Road         Vice President - Taxes
                        Stamford, CT  06927
-------------------------------------------------------------------------------

                             SCHEDULE II TO SCHEDULE 13D

                         GENERAL ELECTRIC CAPITAL CORPORATION
                           DIRECTORS AND EXECUTIVE OFFICERS

-------------------------------------------------------------------------------
                                PRESENT                     PRESENT
      NAME                  BUSINESS ADDRESS          PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                    DIRECTORS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Nigel D.T. Andrews     General Electric Capital    Executive Vice President
                        Corporation                 General Electric Capital
                        260 Long Ridge Road         Corporation
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Nancy E. Barton        General Electric Capital    Senior Vice President,
                        Corporation                 General Counsel
                        260 Long Ridge Road            and Secretary
                        Stamford, CT  06927         General Electric Capital
                                                    Corporation
-------------------------------------------------------------------------------
 James R. Bunt          General Electric Company    Vice President and
                        3135 Easton Turnpike        Controller
                        Fairfield, CT  06431        General Electric Company
-------------------------------------------------------------------------------
 David M. Cote          General Electric            President and Chief
                        Appliances                  Executive Officer
                        Appliance Park              General Electric
                        Louisville, KY  40225       Appliances
-------------------------------------------------------------------------------
 Dennis D. Dammerman    General Electric Company    Senior Vice President -
                        3135 Easton Turnpike        Finance
                        Fairfield, CT  06431          and Chief Financial
                                                    Officer
                                                    General Electric Company
-------------------------------------------------------------------------------
 Benjamin W. Heineman,  General Electric Company    Senior Vice President,
 Jr.                    3135 Easton Turnpike        General Counsel
                        Fairfield, CT  06431          and Secretary
                                                    General Electric Company
-------------------------------------------------------------------------------
 Jeffrey R. Immelt      General Electric Medical    President and Chief
                        Systems                     Executive Officer
                        3000 N. Grandview           General Electric Medical
                        Boulevard                   Systems
                        Waukesha, WI  53188
-------------------------------------------------------------------------------
 W. James McNerney,     GE Aircraft Engines         President and Chief
 Jr.                    One Neumann Way             Executive Officer
                        Cincinnati, OH  45215-6301  GE Aircraft Engines
-------------------------------------------------------------------------------
 John H. Myers          GE Investment Corporation   Chairman and President
                        3003 Summer Street          GE Investment Corporation
                        Stamford, CT  06904
-------------------------------------------------------------------------------
 Robert L. Nardelli     General Electric Company    President and Chief
                        One River Road              Executive Officer
                        Schenectady, NY  12345      GE Power Systems
-------------------------------------------------------------------------------

                             SCHEDULE II TO SCHEDULE 13D

                         GENERAL ELECTRIC CAPITAL CORPORATION
                           DIRECTORS AND EXECUTIVE OFFICERS

-------------------------------------------------------------------------------
                             PRESENT                       PRESENT
     NAME                  BUSINESS ADDRESS            PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
 Denis J. Nayden        General Electric Capital    President and Chief
                        Corporation                 Operating Officer
                        260 Long Ridge Road         General Electric Capital
                        Stamford, CT  06927         Corporation
-------------------------------------------------------------------------------
 Michael A. Neal        General Electric Capital    Executive Vice President
                        Corporation                 General Electric Capital
                        260 Long Ridge Road         Corporation
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 James A. Parke         General Electric Capital    Senior Vice President -
                        Corporation                 Finance
                        260 Long Ridge Road         General Electric Capital
                        Stamford, CT  06927         Corporation
-------------------------------------------------------------------------------
 John M. Samuels        General Electric Company    Vice President and Senior
                        3135 Easton Turnpike        Counsel -
                        Fairfield, CT  06431        Corporate Taxes
                                                    General Electric Company
-------------------------------------------------------------------------------
 Edward D. Stewart      General Electric Capital    Executive Vice President
                        Corporation                 General Electric Capital
                        1600 Summer Street          Corporation
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 John F. Welch, Jr.     General Electric Company    Chairman and Chief
                        3135 Easton Turnpike        Executive Officer
                        Fairfield, CT  06431        General Electric Company
-------------------------------------------------------------------------------
 Gary C. Wendt          General Electric Capital    Chairman and Chief
                        Corporation                 Executive Officer
                        260 Long Ridge Road         General Electric Capital
                        Stamford, CT  06927         Corporation
-------------------------------------------------------------------------------

                             SCHEDULE II TO SCHEDULE 13D

                         GENERAL ELECTRIC CAPITAL CORPORATION
                           DIRECTORS AND EXECUTIVE OFFICERS

-------------------------------------------------------------------------------
                               PRESENT                       PRESENT
     NAME                  BUSINESS ADDRESS            PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                  OFFICERS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Gary C. Wendt          General Electric Capital    Chairman of the Board
                        Corporation                 and Chief Executive
                        260 Long Ridge Road         Officer
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Denis J. Nayden        General Electric Capital    President and Chief
                        Corporation                 Operating Officer
                        260 Long Ridge Road
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Nigel D. T. Andrews    General Electric Capital    Executive Vice President
                        Corporation
                        260 Long Ridge Road
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Michael A. Neal        General Electric Capital    Executive Vice President
                        Corporation
                        260 Long Ridge Road
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Edward D. Stewart      General Electric Capital    Executive Vice President
                        Corporation
                        260 Long Ridge Road
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Nancy E. Barton        General Electric Capital    Senior Vice President,
                        Corporation                 General Counsel
                        260 Long Ridge Road         and Secretary
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 James A. Colica        General Electric Capital    Senior Vice President
                        Corporation                 Global Risk Management
                        260 Long Ridge Road
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Michael D. Fraizer     General Electric Capital    Senior Vice President
                        Corporation                 Insurance/Investment
                        6604 West Broad Street      Products
                        Taylor Building
                        Richmond, VA  23230
-------------------------------------------------------------------------------
 Robert L. Lewis        General Electric Capital    Senior Vice President
                        Corporation                 Structured Finance Group
                        1600 Summer Street, 6th
                        Floor
                        Stamford, CT  06905
-------------------------------------------------------------------------------

                             SCHEDULE II TO SCHEDULE 13D

                         GENERAL ELECTRIC CAPITAL CORPORATION
                           DIRECTORS AND EXECUTIVE OFFICERS

-------------------------------------------------------------------------------
                               PRESENT                       PRESENT
     NAME                  BUSINESS ADDRESS            PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
                                  OFFICERS
-------------------------------------------------------------------------------
 James A. Parke         General Electric Capital    Senior Vice President
                        Corporation                 Finance
                        260 Long Ridge Road
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Lawrence J. Toole      General Electric Capital    Senior Vice President
                        Corporation                 Human Resources
                        260 Long Ridge Road
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Jeffrey S. Werner      General Electric Capital    Senior Vice President
                        Corporation                 Corporate Treasury and
                        201 High Ridge Road         Global Funding Operation
                        Stamford, CT  06927
-------------------------------------------------------------------------------

                           SCHEDULE III TO SCHEDULE 13D

                       GENERAL ELECTRIC CAPITAL SERVICES, INC.
                           DIRECTORS AND EXECUTIVE OFFICERS


-------------------------------------------------------------------------------
                                 PRESENT                        PRESENT
       NAME                  BUSINESS ADDRESS            PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                    DIRECTORS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Kaj Ahlmann            Employers Reinsurance       Executive Vice President
                        Corp.                       General Electric Capital
                        5200 Metcalf                Services, Inc.
                        Overland Park, KS  66201
                                                    President and Chief
                                                    Operating Officer
                                                    Employers Reinsurance
                                                    Corp.
-------------------------------------------------------------------------------
 Nigel D.T. Andrews     General Electric Capital    Executive Vice President
                        Corporation                 General Electric Capital
                        260 Long Ridge Road         Corporation
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 James R. Bunt          General Electric Company    Vice President and
                        3135 Easton Turnpike        Comptroller
                        Fairfield, CT  06431        General Electric Company
-------------------------------------------------------------------------------
 David M. Cote          General Electric            President and Chief
                        Appliances                  Executive Officer
                        Appliance Park              General Electric
                        Louisville, KY  40225       Appliances
-------------------------------------------------------------------------------
 Dennis D. Dammerman    General Electric Company    Senior Vice President -
                        3135 Easton Turnpike        Finance
                        Fairfield, CT  06431        General Electric Company
-------------------------------------------------------------------------------
 Benjamin W. Heineman,  General Electric Company    Senior Vice President,
 Jr.                    3135 Easton Turnpike        General Counsel
                        Fairfield, CT  06431          and Secretary
                                                    General Electric Company
-------------------------------------------------------------------------------
 Jeffrey R. Immelt      General Electric Medical    President and Chief
                        Systems                     Executive Officer
                        3000 N. Grandview           General Electric Medical
                        Boulevard                   Systems
                        Waukesha, WI  53188
-------------------------------------------------------------------------------
 W. James McNerney,     GE Aircraft Engines         President and Chief
 Jr.                    One Neumann Way             Executive Officer
                        Cincinnati, OH  45215-6301  GE Aircraft Engines
-------------------------------------------------------------------------------
 John H. Myers          GE Investment Corporation   Chairman and President
                        3003 Summer Street          GE Investment Corporation
                        Stamford, CT  06904
-------------------------------------------------------------------------------

                           SCHEDULE III TO SCHEDULE 13D

                       GENERAL ELECTRIC CAPITAL SERVICES, INC.
                           DIRECTORS AND EXECUTIVE OFFICERS

-------------------------------------------------------------------------------
                             PRESENT                       PRESENT
     NAME                  BUSINESS ADDRESS            PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
 Robert L. Nardelli     General Electric Company    President and Chief
                        One River Road              Executive Officer
                        Schenectady, NY  12345      GE Power Systems
-------------------------------------------------------------------------------
 Denis J. Nayden        General Electric Capital    President and Chief
                        Corporation                 Operating Officer
                        260 Long Ridge Road         General Electric Capital
                        Stamford, CT  06927         Corporation
-------------------------------------------------------------------------------
 Michael A. Neal        General Electric Capital    Executive Vice President
                        Corporation                 General Electric Capital
                        260 Long Ridge Road         Corporation
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 John M. Samuels        General Electric Company    Vice President and Senior
                        3135 Easton Turnpike        Counsel
                        Fairfield, CT  06431        Corporate Taxes
                                                    General Electric Company
-------------------------------------------------------------------------------
 Edward D. Stewart      General Electric Capital    Executive Vice President
                        Corporation                 General Electric Capital
                        260 Long Ridge Road         Corporation
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 John F. Welch, Jr.     General Electric Company    Chairman and Chief
                        3135 Easton Turnpike        Executive Officer
                        Fairfield, CT  06431        General Electric Company
-------------------------------------------------------------------------------
 Gary C. Wendt          General Electric Capital    Chairman of the Board,
                        Services, Inc.              President and     Chief
                        260 Long Ridge Road         Executive Officer
                        Stamford, CT  06927         General Electric Capital
                                                    Services, Inc.
-------------------------------------------------------------------------------

                           SCHEDULE III TO SCHEDULE 13D

                       GENERAL ELECTRIC CAPITAL SERVICES, INC.
                           DIRECTORS AND EXECUTIVE OFFICERS

-------------------------------------------------------------------------------
                               PRESENT                       PRESENT
       NAME                  BUSINESS ADDRESS            PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                    OFFICERS
-------------------------------------------------------------------------------
------------------------------------------------------------------------------
 Gary C. Wendt          General Electric Capital    Chairman, President and
                        Services, Inc.              Chief Executive Officer
                        260 Long Ridge Road         General Electric Capital
                        Stamford, CT  06927         Services, Inc.
-------------------------------------------------------------------------------
 Kaj Ahlmann            Employers Reinsurance       Executive Vice President
                        Corp.                       General Electric Capital
                        5200 Metcalf                Services, Inc.
                        Overland Park, KS  66201
                                                    President and Chief
                                                    Operating Officer
                                                    Employers Reinsurance
                                                    Corp.
-------------------------------------------------------------------------------
 Nigel D.T. Andrews     General Electric Capital    Executive Vice President
                        Corporation                 See Schedule II
                        260 Long Ridge Road
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Denis J. Nayden        General Electric Capital    President and Chief
                        Corporation                 Operating Officer
                        260 Long Ridge Road         See Schedule II
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Michael A. Neal        General Electric Capital    Executive Vice President
                        Corporation                 See Schedule II
                        260 Long Ridge Road
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Edward D. Stewart      General Electric Capital    Executive Vice President
                        Corporation                 See Schedule II
                        260 Long Ridge Road
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Nancy E. Barton        General Electric Capital    Senior Vice President,
                        Corporation                 General Counsel and
                        260 Long Ridge Road         Secretary
                        Stamford, CT  06927         See Schedule II
-------------------------------------------------------------------------------
 James A. Parke         General Electric Capital    Senior Vice President
                        Corporation                 Finance
                        260 Long Ridge Road         See Schedule II
                        Stamford, CT  06927
-------------------------------------------------------------------------------
 Lawrence J. Toole      General Electric Capital    Senior Vice President
                        Corporation                 Human Resources
                        260 Long Ridge Road         See Schedule II
                        Stamford, CT  06927
-------------------------------------------------------------------------------

                           SCHEDULE III TO SCHEDULE 13D

                       GENERAL ELECTRIC CAPITAL SERVICES, INC.
                           DIRECTORS AND EXECUTIVE OFFICERS

-------------------------------------------------------------------------------
                               PRESENT                       PRESENT
       NAME                  BUSINESS ADDRESS            PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
 Jeffrey S. Werner      General Electric Capital    Senior Vice President,
                        Corporation                 Corporate Treasury and
                        201 High Ridge Road         Global Funding Operation
                        Stamford, CT  06927         See Schedule II
-------------------------------------------------------------------------------

                             SCHEDULE IV TO SCHEDULE 13D

                               GENERAL ELECTRIC COMPANY
                           DIRECTORS AND EXECUTIVE OFFICERS

-------------------------------------------------------------------------------
                              PRESENT                        PRESENT
     NAME                 BUSINESS ADDRESS             PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                              DIRECTORS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 J.I. Cash, Jr.         Harvard Business School     Professor of Business
                        Baker Library 187           Administration - Graduate
                        Soldiers Field              School of    Business
                        Boston, MA  02163           Administration
                                                    Harvard University
-------------------------------------------------------------------------------
 S.S. Cathcart          222 Wisconsin Avenue        Retired Chairman,
                        Suite 103                   Illinois Tool Works
                        Lake Forest, IL  60045
-------------------------------------------------------------------------------
 D.D. Dammerman         General Electric Company    Vice Chairman of the Board,
                        3135 Easton Turnpike        Senior Vice
                        Fairfield, CT  06431        President-Finance,
                                                    General Electric Company
-------------------------------------------------------------------------------
 P. Fresco              Fiat SpA                    Chairman of the Board,
                        via Nizza 250               Fiat SpA
                        10126 Torino,
                        Italy
-------------------------------------------------------------------------------
 C.X. Gonzalez          Kimberly-Clark de Mexico,   Chairman of the Board and
                          S.A. de C. V.               Chief Executive Officer
                        Jose Luis Lagrange 103,     Kimberly-Clark de Mexico
                        Tercero Piso                  S.A. de C.V.
                        Colonia Los Morales
                        Mexico, D.F. 11510,
                        Mexico
-------------------------------------------------------------------------------
 Andrea Jung            Avon Products, Inc.         President and Chief
                        1345 Avenue of the          Operating Officer,
                        Americas                    Avon Products, Inc.
                        New York, NY 10105
-------------------------------------------------------------------------------
 G.G. Michelson         Federated Department        Former Member of the
                        Stores                         Board of Directors
                        151 West 34th Street        Federated Department Stores
                        New York, NY  10001
-------------------------------------------------------------------------------
 E.F. Murphy            General Electric Company    Vice Chairman of the Board
                        3135 Easton Turnpike        and Executive Officer
                        Fairfield, CT  06431        General Electric Company

-------------------------------------------------------------------------------

                             SCHEDULE IV TO SCHEDULE 13D

                               GENERAL ELECTRIC COMPANY
                           DIRECTORS AND EXECUTIVE OFFICERS

-------------------------------------------------------------------------------
                              PRESENT                        PRESENT
     NAME                 BUSINESS ADDRESS             PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
 S. Nunn                King & Spalding             Partner, King & Spalding
                        191 Peachtree Street, N.E.
                        Atlanta, GA  30303
-------------------------------------------------------------------------------
 J.D. Opie              General Electric Company    Vice Chairman of the Board
                        3135 Easton Turnpike           and Executive Officer
                        Fairfield, CT  06431        General Electric Company
-------------------------------------------------------------------------------
 R.S. Penske            Penske Corporation          Chairman of the Board and
                        13400 Outer Drive, West     President
                        Detroit, MI  48239-4001     Penske Corporation
-------------------------------------------------------------------------------
 F.H.T. Rhodes          Cornell University          President Emeritus
                        3104 Snee Building          Cornell University
                        Ithaca, NY  14853
-------------------------------------------------------------------------------
 A.C. Sigler            Champion International      Retired Chairman of the
                        Corporation                 Board, Chief
                        1 Champion Plaza              Executive Officer and
                        Stamford, CT  06921         Former Director
                                                    Champion International
                                                    Corporation
-------------------------------------------------------------------------------
 D.A. Warner III        J.P. Morgan & Co., Inc.,    Chairman of the Board,
                        & Morgan Guaranty Trust     President, and     Chief
                        Co.                         Executive Officer
                        60 Wall Street              J.P. Morgan & Co.
                        New York, NY  10260         Incorporated and
                                                    Morgan Guaranty Trust
                                                    Company
-------------------------------------------------------------------------------
 J.F. Welch, Jr.        General Electric Company    Chairman of the Board and
                        3135 Easton Turnpike        Chief Executive Officer
                        Fairfield, CT  06431
-------------------------------------------------------------------------------

                             SCHEDULE IV TO SCHEDULE 13D

                               GENERAL ELECTRIC COMPANY
                           DIRECTORS AND EXECUTIVE OFFICERS

-------------------------------------------------------------------------------
                              PRESENT                        PRESENT
     NAME                 BUSINESS ADDRESS             PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                               EXECUTIVE OFFICERS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 J.F. Welch, Jr.        General Electric Company    Chairman of the Board and
                        3135 Easton Turnpike        Chief Executive officer
                        Fairfield, CT  06431
-------------------------------------------------------------------------------
 P.D. Ameen             General Electric Company    Vice President and
                        3135 Easton Turnpike        Comptroller
                        Fairfield, CT  06431
-------------------------------------------------------------------------------
 J.R. Bunt              General Electric Company    Vice President and
                        3135 Easton Turnpike        Treasurer
                        Fairfield, CT  06431
-------------------------------------------------------------------------------
 D.L. Calhoun           General Electric Company    Senior Vice President
                        Nela Park                   GE Lighting
                        Cleveland, OH  44122
-------------------------------------------------------------------------------
 W.J. Conaty            General Electric Company    Senior Vice President
                        3135 Easton Turnpike        Human Resources
                        Fairfield, CT  06431
-------------------------------------------------------------------------------
 D.M. Cote              General Electric Company    Senior Vice President
                        3135 Easton Turnpike        GE Appliances
                        Fairfield, CT  06431
-------------------------------------------------------------------------------
 D.D. Dammerman         General Electric Company    Vice Chairman of the Board
                        3135 Easton Turnpike        and Senior Vice President -
                        Fairfield, CT  06431        Finance
-------------------------------------------------------------------------------
 L.S. Edelheit          General Electric Company    Senior Vice President
                        P.O. Box 8                  Corporate Research and
                        Schenectady, NY  12301      Development
-------------------------------------------------------------------------------
 B.W. Heineman, Jr.     General Electric Company    Senior Vice President,
                        3135 Easton Turnpike        General Counsel and
                        Fairfield, CT  06431        Secretary
-------------------------------------------------------------------------------
 J.R. Immelt            General Electric Company    Senior Vice President
                        P.O. Box 414                GE Medical Systems
                        Milwaukee, WI  53201
-------------------------------------------------------------------------------

                             SCHEDULE IV TO SCHEDULE 13D

                               GENERAL ELECTRIC COMPANY
                           DIRECTORS AND EXECUTIVE OFFICERS

-------------------------------------------------------------------------------
                              PRESENT                        PRESENT
     NAME                 BUSINESS ADDRESS             PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
 G.S. Malm              General Electric Company    Senior Vice President
                        3135 Easton Turnpike        Asia
                        Fairfield, CT  06431
-------------------------------------------------------------------------------
 W.J. McNerney, Jr.     General Electric Company    Senior Vice president
                        1 Neumann Way               GE Aircraft Engines
                        Cincinnati, OH  05215
-------------------------------------------------------------------------------
 E.F. Murphy            General Electric Company    Vice Chairman of the Board
                        3135 Easton Turnpike        and Executive Officer
                        Fairfield, CT  06431
-------------------------------------------------------------------------------
 R.L. Nardelli          General Electric Company    Senior Vice President
                        1 River Road                GE Power Systems
                        Schenectady, NY  12345
-------------------------------------------------------------------------------
 R.W. Nelson            General Electric Company    Vice President
                        3135 Easton Turnpike        Corporate Financial
                        Fairfield, CT  06431        Planning
                                                    and Analysis
-------------------------------------------------------------------------------
 J.D. Opie              General Electric Company    Vice Chairman of the Board
                        3135 Easton Turnpike        and Executive Officer
                        Fairfield, CT  06431
-------------------------------------------------------------------------------
 G.M. Reiner            General Electric Company    Senior Vice President,
                        3135 Easton Turnpike        Chief Information Officer
                        Fairfield, CT  06431
-------------------------------------------------------------------------------
 J.G. Rice              General Electric Company    Vice President,
                        2901 East Lake Road         GE Transportation Systems
                        Erie, PA 16531
-------------------------------------------------------------------------------
 G.L. Rogers            General Electric Company    Senior Vice President
                        1 Plastics Avenue           GE Plastics
                        Pittsfield, MA  01201
-------------------------------------------------------------------------------
 L.G. Trotter           General Electric Company    Senior Vice President
                        41 Woodward Avenue          GE Industrial Systems
                        Plainville, CT  06062
-------------------------------------------------------------------------------